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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 23, 1998
                                                 ------------------------------

                              Cardinal Health, Inc.
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             (Exact name of registrant as specified in its charter)

            Ohio                         0-12591                     31-0958666
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(State or other jurisdiction           (Commission                 (IRS Employer
     of incorporation)                 File Number)               Identification
                                                                      Number)



   5555 Glendon Court, Dublin, Ohio                                      43016
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(Address of principal executive offices)                               Zip Code)


Registrant's telephone number, including area code (614) 717-5000
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Item 5.    Other Events

At the Annual Meeting of Shareholders held on November 23, 1998 (the "Annual Meeting"), the shareholders of Cardinal Health, Inc. (the "Company"), among other items, adopted an amendment to the Company's Articles of Incorporation increasing the number of authorized Company Common Shares, without par value, from 300 million to 500 million. The amendment to the Company's Articles of Incorporation was filed with the Ohio Secretary of State on November 23, 1998. The Articles of Incorporation of the Company, as amended, are included in this Form 8-K as Exhibit 3.01.

At the Annual Meeting, the shareholders of the Company also adopted a proposal to amend and restate the Company's Restated Code of Regulations. The Restated Code of Regulations of the Company is included in this Form 8-K as Exhibit 3.02.


Item 7.    Financial Statements, Schedules and Exhibits

           (c)Exhibits

                    3.01 Articles of Incorporation of the Company, as amended

                    3.02 Restated Code of Regulations of the Company


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CARDINAL HEALTH, INC.

Date:  November 24, 1998                  By /s/ George H. Bennett, Jr.
                                             -----------------------------------
                                             George H. Bennett, Jr.
                                             Executive Vice President, Secretary
                                             and General Counsel


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